UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

Norcraft Holdings, L.P.

Norcraft Companies, L.P.

(Exact name of registrants as specified in their charters)

Delaware	333-119696	75-3132727

Delaware	333-114924	36-4231718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Denmark Avenue, Suite 100

Eagan, MN 55121

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (800) 297-0661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Norcraft Companies, L.P. (“Norcraft”) is disclosing under Item 7.01 in this Current Report the information attached as Exhibits 99.1 and 99.2, each of which is incorporated by reference herein. The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be incorporated by reference into any of Norcraft Holdings, L.P.’s or Norcraft’s filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.

* * *

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Statements in this Current Report regarding activities, matters relating to the refinancing and/or repurchases of debt securities, whether or not Norcraft will in fact consummate the proposed offering, other events or developments that management expects, believes or anticipates will or may occur in the future are forward looking statements. Forward looking statements may give management’s current expectations and projections relating to the financial condition, results of operations, plans, objectives, future performance and business of Norcraft. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

These forward looking statements are based on management’s expectations and beliefs concerning future events affecting Norcraft. They are subject to uncertainties and factors relating to Norcraft’s operations and business environment, all of which are difficult to predict and many of which are beyond Norcraft’s control. Although management believes that the expectations reflected in its forward looking statements are reasonable, management does not know whether its expectations will prove correct. They can be affected by inaccurate assumptions that management might make or by known or unknown risks and uncertainties. Many factors that could cause actual results to differ materially from these forward looking statements include, but are not limited to, the risks in Norcraft’s latest annual report on Form 10-K and/or quarterly report on Form 10-Q filed by Norcraft with the Securities and Exchange Commission.

Because of these factors, investors should not place undue reliance on any of these forward looking statements. Further, any forward looking statement speaks only as of the date on which it is made and except as required by law Norcraft undertakes no obligation to update any forward looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Item 8.01	Other Events

On May 20, 2011, Norcraft issued a press release announcing an offering of additional 10 1/2% Senior Secured Second Lien Notes due 2015 to qualified institutional buyers in accordance with Rule 144A under the Securities Act and non-U.S. persons in compliance with Regulation S under the Securities Act. No assurance can be made that the offering will be consummated. A copy of the press release is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Company and industry summary

99.2	Risk factors

99.3	Press release of Norcraft Companies, L.P. dated May 20, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 23, 2011

By:	/s/ LEIGH GINTER
Leigh Ginter
Chief Financial Officer

Exhibit Index

Exhibit 99.1	Company and industry summary

Exhibit 99.2	Risk factors

Exhibit 99.3	Press release of Norcraft Companies, L.P. dated May 20, 2011